MML SERIES INVESTMENT FUND

MML Fundamental Value Fund

Supplement dated May 11, 2018 to the

Prospectus dated May 1, 2018 and the

Summary Prospectus dated May 1, 2018

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.

The following information replaces similar information for the MML Fundamental Value Fund under the heading Portfolio Managers (page 31 of the Prospectus) in the section titled Management:

Karen H. Grimes, CFA is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. She has managed the Fund since its inception (August 2010). She is expected to retire as of December 31, 2018.

The following information replaces similar information found on pages 106-107 for Wellington Management Company LLP (“Wellington Management”) related to the MML Fundamental Value Fund under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:

Karen H. Grimes, CFA

is a portfolio manager of the MML Fundamental Value Fund. Ms. Grimes is a Senior Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1995. Ms. Grimes is expected to retire as of December 31, 2018.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L7352-18-02

FV-18-01